UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 16, 2011

COMVERSE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

NEW YORK	001-35303	13-3238402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,

New York, New York

10019

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignations of Directors

On November 16, 2011, each of Mr. Raz Alon and Mr. Joseph O’Donnell tendered his resignation from the Board of Directors (the “Board”) of Comverse Technology, Inc. (the “Company”) following the Company’s 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”). Each of Messrs. Alon and O’Donnell did not receive a majority of votes cast as required by the Company’s By-Laws and, in accordance with the Company’s Corporate Governance Guidelines and Principles, tendered his resignation from the Board. In accepting the resignations, the Board expressed its appreciation of the commitment and dedication that Messrs. Alon and O’Donnell exhibited in navigating the Company and its business through a challenging period.

Under the Company’s By-Laws, a “majority of votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director.

Also on November 16, 2011, following the 2011 Annual Meeting, the Board reduced the size of the entire Board to six directors.

(e)

(1)	Approval of the Comverse Technology, Inc. 2011 Stock Incentive Compensation Plan and the Comverse Technology, Inc. 2011 Annual Performance Bonus Plan

At the 2011 Annual Meeting, the Company’s shareholders approved the adoption of the Comverse Technology, Inc. 2011 Stock Incentive Compensation Plan (the “2011 Incentive Plan”) and the Comverse Technology, Inc. 2011 Annual Performance Bonus Plan (the “2011 Bonus Plan”).

Summaries of the material terms and conditions of the 2011 Incentive Plan and the 2011 Bonus Plan are set forth in Proposals 5 and 6, respectively, of the Company’s definitive proxy statement for its 2011 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on October 7, 2011 (the “2011 Proxy Statement”). In addition, the full texts of the 2011 Incentive Plan and the 2011 Bonus Plan are filed as Appendix A and Appendix B, respectively, to the 2011 Proxy Statement. Each of the foregoing summaries and the full texts of the 2011 Incentive Plan and the 2011 Bonus Plan are incorporated herein by reference.

(2)	Amendment to Employment Letter

On November 16, 2011, the Board, upon the recommendation of its Compensation and Leadership Committee and after determining that a temporary relocation of the Company’s Chief Executive Officer from London, England, to New York City would be in the best interests of the Company, approved an amendment (the “Amendment”) to the Employment Letter, dated March 9, 2011, between Mr. Charles J. Burdick, the Chairman of the Board and the Chief Executive Officer of the Company, and the Company, to implement such change in Mr. Burdick’s work location for a period of up to 12 months (which relocation is expected to occur on December 1, 2011). In order to offset the costs incurred by Mr. Burdick for the duration of the relocation, the Amendment provides for (i) an increase in Mr. Burdick’s annual base salary from $700,000 to $820,000, and (ii) benefits under the Company’s standard short-term international assignments policy, which include per diem allowances for hotel and food, certain travel expenses and a tax equalization payment sufficient to pay or reimburse covered employees for any increase in personal income taxes resulting from such assignment. In the case of Mr. Burdick, the tax equalization provision is expected to relate solely to income imputed on the value of allowances for hotel, food and travel expenses. In addition, the Amendment provides that Mr. Burdick’s annual on-target bonus for any fiscal year to be equal to his annual base salary for such year (subject to pro ration for partial fiscal year). The foregoing description is subject to, and qualified in its entirety by the full text of the Amendment, which is filed as an exhibit hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting held on November 16, 2011, the shareholders voted as indicated below on the following proposals:

1.	Election of directors to serve until the next annual meeting of shareholders and until the election and qualification of their successors:

	Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes

1a.	Raz Alon	52,657,785	120,740,150	5,253,499	13,816,220

1b.	Susan D. Bowick	164,093,981	8,931,911	5,625,542	13,816,220

1c.	Charles J. Burdick	156,407,390	16,069,088	6,174,956	13,816,220

1d.	Robert Dubner	142,796,801	30,227,135	5,627,498	13,816,220

1e.	Joseph O’Donnell	85,451,878	85,983,028	7,216,528	13,816,220

1f.	Augustus K. Oliver	126,608,164	46,442,030	5,601,240	13,816,220

1g.	Theodore H. Schell	94,620,269	82,007,996	2,023,169	13,816,220

1h.	Mark C. Terrell	159,346,842	15,667,108	3,637,484	13,816,220

Accordingly, each of the nominees, other than Messrs. Alon and O’Donnell, was elected to the Board by Company shareholders, to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

2.	Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2012:

Votes Cast For	Votes Cast Against	Abstentions

178,101,116	10,859,129	3,507,409

Accordingly, Proposal 2 was approved by Company shareholders.

3.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes

105,238,536	68,090,363	5,322,535	13,816,220

Accordingly, Proposal 3, a non-binding advisory vote, was approved by Company shareholders.

4.	Approval, on a non-binding advisory basis, of the frequency of the advisory vote on the compensation of the Company’s named executive officers:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions

159,856,807	228,339	12,625,763	5,940,525

Accordingly, Company shareholders approved “Every 1 Year” as their preferred frequency for holding future advisory votes on the compensation of the Company’s named executive officers. In light of the results of this non-binding advisory vote, at a meeting of the Board following the 2011 Annual Meeting, the Board determined that future advisory votes on the compensation of its named executive officers will be held annually and will be included in the proxy materials for each annual meeting, until the next required vote on the frequency of the advisory vote on the compensation of its named executive officers or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company’s shareholders.

5.	Approval of the Comverse Technology, Inc. 2011 Stock Incentive Compensation Plan:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes

141,156,196	28,839,567	8,655,671	13,816,220

Accordingly, Proposal 5 was approved by Company shareholders.

6.	Approval of the Comverse Technology, Inc. 2011 Annual Performance Bonus Plan:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes

162,906,719	6,802,591	8,942,124	13,816,220

Accordingly, Proposal 6 was approved by Company shareholders.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Comverse Technology, Inc. 2011 Stock Incentive Compensation Plan (incorporated by reference to Appendix A to the Definitive Proxy Materials for the Registrant’s Annual Meeting of Shareholders held November 16, 2011 filed on October 7, 2011)

10.2	Comverse Technology, Inc. 2011 Annual Performance Bonus Plan (incorporated by reference to Appendix B to the Definitive Proxy Materials for the Registrant’s Annual Meeting of Shareholders held November 16, 2011 filed on October 7, 2011)

10.3	Amendment, dated November 17, 2011, to the Employment Letter, dated March 9, 2011, between Mr. Charles J. Burdick and Comverse Technology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: November 17, 2011	By:	/s/ Shefali A. Shah
	Name:	Shefali A. Shah
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Comverse Technology, Inc. 2011 Stock Incentive Compensation Plan (incorporated by reference to Appendix A to the Definitive Proxy Materials for the Registrant’s Annual Meeting of Shareholders held November 16, 2011 filed on October 7, 2011)

10.2	Comverse Technology, Inc. 2011 Annual Performance Bonus Plan (incorporated by reference to Appendix B to the Definitive Proxy Materials for the Registrant’s Annual Meeting of Shareholders held November 16, 2011 filed on October 7, 2011)

10.3	Amendment, dated November 17, 2011, to the Employment Letter, dated March 9, 2011, between Mr. Charles J. Burdick and Comverse Technology, Inc.